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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 23, 2001




                   CITIZENS BANCSHARES OF SOUTH FLORIDA, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                      333-74997                  59-3535315
         -------                      ---------                  ----------
(State or other jurisdiction    Commission File Number        (I.R.S. Employer
     Of incorporation)                                       Identification No.)






                       3411 Tamiami Trail North, Suite 200
                  --------------------------------------------
                              Naples, Florida 34103
                    (address of principal executive offices)

                  Registrant's telephone number: (904) 643-4646




                 CITIZENS BANCSHARES OF SOUTHWEST FLORIDA, INC.
                             ----------------------

          (Former name or former address, if changed since last report)

ITEM 5.           Other Events

     On October 23, 2001, an amendment to Registrant's Articles of Incorporation was deemed effective by the Florida Department of State, Division of Corporations. This amendment changed Registrant's name from Citizens Bancshares of Southwest Florida, Inc. to Citizens Bancshares of South Florida, Inc. A copy of the amendment is attached as Exhibit 99.1.


ITEM 7.           Exhibits

         99.1     Articles of Amendment to Articles of Incorporation


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 26, 2001

                                Citizens Bancshares of South Florida, Inc.
                                ------------------------------------------
                                (Registrant)


                                By: /s/ Thomas M. Whelan
                                    --------------------
                                    Thomas M. Whelan
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF


                 CITIZENS BANCSHARES OF SOUTHWEST FLORIDA, INC.
                 ----------------------------------------------
                                 (Present Name)

                                  P98000080697
              -----------------------------------------------------

                        (Document Number of Corporation)


Pursuant to the provisions of Section 607.1002 and Section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:   Amendment adopted:

         Article I of the Amended and Restated Articles of Incorporation of Citizens Bancshares of Southwest Florida, Inc. is here by amended as follows:

               o The name of the corporation is "Citizens Bancshares of South Florida, Inc."

SECOND:    The date of the amendment's adoption: October 17, 2001.

THIRD: The amendment was adopted by the board of directors without shareholder action and shareholder action was not required.


                     Signed this 19th day of October, 2001.

                       Signature: /s/ Michael L. McMullan


                               Michael L. McMullan
              -----------------------------------------------------
                             (Typed or printed name)


                      Director and Chief Executive Officer
              -----------------------------------------------------

                                     (Title)